Prospectus Supplement	April 29, 2016

PUTNAM VT VOYAGER FUND
Prospectus dated April 30, 2016

Putnam Investment Management, LLC (“Putnam Management”), the fund’s investment manager, has recommended, and the fund’s Board of Trustees has approved, the merger of Putnam VT Voyager Fund (“VT Voyager Fund”) into Putnam VT Growth Opportunities Fund (“VT Growth Opportunities Fund”), a growth-style equity fund which seeks capital appreciation and which invests mainly in common stocks of large U.S. companies. Completion of the merger is subject to a number of conditions. The merger is currently expected to occur on or about July 15, 2016.

Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of VT Voyager Fund and its shareholders. The funds, which are managed by the same portfolio manager, have identical investment objectives and substantially similar investment strategies. VT Voyager Fund invests mainly in midsize and large companies, while VT Growth Opportunities Fund invests mainly in large companies. Robert Brookby has served as the portfolio manager of VT Growth Opportunities Fund since 2009 and has served as the portfolio manager of VT Voyager Fund since February 17, 2016. No shareholder approval of the merger is required.

The merger will be effected at the relative net asset value of the funds as of the close of business on the business day immediately before the merger. In the merger, all of the assets of VT Voyager Fund will be transferred to VT Growth Opportunities Fund in exchange for shares of VT Growth Opportunities Fund (the “Merger Shares”) and VT Growth Opportunities Fund will also assume all of the liabilities of VT Voyager Fund. The Merger Shares of VT Growth Opportunities Fund will have the same aggregate net asset value as the value of the assets of the VT Voyager Fund, net of its liabilities. After receipt of the Merger Shares, VT Voyager Fund will distribute the Merger Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of VT Voyager Fund. Shareholders will receive Merger Shares of the same class as the VT Voyager Fund shares they held. The merger is generally expected to be tax-free for U.S. federal income tax purposes.

Legal and audit fees for the merger will be allocated ratably between the two funds in proportion to their net assets.

At any time prior to the close of the merger, insurers may purchase or sell shares on behalf of separate accounts by submitting an order to Putnam Retail Management any day the New York Stock Exchange is open. Some restrictions may apply.

VT Voyager Fund will be closed to new accounts on or about June 1, 2016. For more information about VT Growth Opportunities Fund, please visit the Individual Investors’ section of www.putnam.com or call 1-800-225-1581 for a prospectus dated April 30, 2016.

PUTNAM INVESTMENTS	301060 4/16